UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal Trust I

(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust I
234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Item 1. Reports to Stockholders.

Sound Enhanced Fixed Income ETF Tailored Shareholder Report

Annual Shareholder Report November 30, 2025

Sound Enhanced Fixed Income ETF

TICKER: FXED (Listed on the New York Stock Exchange LLC)

This annual shareholder report contains important information about the Sound Enhanced Fixed Income ETF (the "Fund") for the period December 1, 2024 to November 30, 2025. You can find additional information about the Fund at www.soundetfs.com/fxed. You can also request this information by contacting us at (833) 916-9056 or by writing to Sound Enhanced Fixed Income ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Sound Enhanced Fixed Income ETF	$50	0.49%

Cumulative Performance

(Initial Investment of $10,000)

Sound Enhanced Fixed Income ETF - $11,996
Bloomberg U.S. Universal Bond Index - $10,045
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
12/30/2020
5/31/2021
11/30/2021
5/31/2022
11/30/2022
5/31/2023
11/30/2023
5/31/2024
11/30/2024
5/31/2025
11/30/2025

Annual Performance

Annualized Returns for the Periods Ended November 30, 2025	1 Year	Since Inception (12/30/2020)
Sound Enhanced Fixed Income ETF	3.06%	3.77%
Bloomberg U.S. Universal Bond Index	6.03%	0.09%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.soundetfs.com/fxed for more recent performance information.

How did the Fund perform last year? What affected its performance? What factors influenced performance?

At the end of the fiscal year, November 30, 2025, the Fund was up 3.06% as compared to the Bloomberg U.S. Universal Bond Index’s (the “Index”) return of 6.03%.

Our Fund, FXED, is an actively managed portfolio of fixed-income and higher-yielding, income-based securities. The Fund's primary goal is to generate higher levels of current income with capital appreciation as a secondary focus. As with most value-focused investments, we have the burden of differentiating high-yielding securities between being value investments and value traps. Investing only in traditional fixed-income securities such as government, agency, corporate, or municipal bonds would leave out many value or “valuable” asset classes such as business development companies (BDCs), real estate investment trusts (REITs), and preferred securities. Therefore, we have included these non-traditional, income-based asset classes in our Fund’s portfolio. As with most fixed-income investments, interest rates, yield curve shifts, and credit spreads affected the Fund's performance during the fiscal year.

Two material factors that led to this year’s underperformance versus the Index were our BDC and preferred security asset classes. While our BDC line-up outperformed the BDC benchmark by over 4%, our BDCs ended slightly negative by 11/30/2025. Given our roughly 17% allocation weight to BDCs, this asset class alone led to roughly 1.90% in underperformance from our expected return. Similarly, our preferred securities, while performing in line with peers and the benchmark, still deviated from our expected returns by roughly 0.50%, and these two factors alone would have put us up near the Index return through 11/30/2025.

There are many factors that hurt BDCs as an asset class, such as the Fed lowering interest rates and some headline risk about the private credit sector during the early fall. Declining short-term interest rates hurt our BDCs’ floating rate loan portfolios and put pressure on their net interest income. This led a few BDCs to lower their dividends, thus hurting overall expected returns during the period. Similarly, preferred securities, which normally have very long maturities, didn’t perform as well as expected, given that only short-term rates were lowered by the Fed, as the Fed can’t control long-term rates. While long-term rates fell a little, it still wasn’t enough to move most preferred securities to levels we wanted to see. Keep in mind that as interest rates fall, fixed-coupon securities like preferred securities and bonds may increase in price.

It's not so much that we picked the wrong BDCs or preferred securities, as our individual holdings performed fairly well versus their individual benchmarks and peer group. However, the Index consists mostly of investment-grade, High-yield, Emerging market, commercial mortgage backed securities, and U.S. Treasury bonds. Bonds had a wonderful year, given that the Federal Reserve has begun cutting the Federal Funds rates once again, which usually leads to pure bond indexes, like the Bloomberg U.S. Aggregate Bond Index, performing quite well. This isn’t to say we need to switch strategies to a pure bond allocation, because normally we outperform our indices and have by a wide margin since FXED’s inception. As rates normalize, we should see our Fund continue its long cycle of outperformance versus the Index.

Sound Enhanced Fixed Income ETF Tailored Shareholder Report

Key Fund Statistics

(as of November 30, 2025)

Fund Size (Thousands)	$44,613
Number of Holdings	61
Total Advisory Fee Paid	$205,630
Annual Portfolio Turnover	8%

What did the Fund invest in?

(as of November 30, 2025)

Sector Breakdown

(% of total net assets)

Financial Services 24.3%
Real Estate 10.5%
Exchange Traded Funds 10.1%
Utilities 6.4%
Banks 6.0%
Auto Parts Manufacturing 5.9%
Exploration & Production 5.2%
Diversified Banks 4.5%
Life Insurance 3.9%
Consumer Finance 3.7%
Chemicals 3.4%
Pipeline 2.1%
Travel & Lodging 2.1%
Industrial Other 2.0%
Property & Casualty Insurance 2.0%
Refining & Marketing 1.9%
Wireless Telecommunications Services 1.9%
Hardware 1.8%
Cash & Other 2.3%

Top Ten Holdings	(% of total net assets)
Hercules Capital, Inc.	3.4
Ares Capital Corp.	3.3
iShares 0-5 Year High Yield Corporate Bond ETF	3.0
AllianceBernstein Global High Income Fund, Inc.	2.9
Sixth Street Specialty Lending, Inc.	2.8
iShares J.P. Morgan EM High Yield Bond ETF	2.8
Golub Capital BDC, Inc.	2.7
Goodyear Tire & Rubber Co. (Callable 04/15/2029)	2.4
JPMorgan Chase & Co. Series EE, 6.00%, Perpetual (Callable 03/01/2026)	2.4
Simon Property Group, Inc.	2.3

This is a summary of certain changes to the Fund. For more complete information, you may review the Fund's prospectus.

How Has the Fund Changed?

Effective August 1, 2025, U.S. Bancorp Fund Services, LLC, doing business as Global Fund Services, no longer serves as the Sub-Administrator for each series of Tidal Trust I, including the Fund.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.soundetfs.com/fxed.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Sound Equity Dividend Income ETF Tailored Shareholder Report

annual Shareholder Report November 30, 2025

Sound Equity Dividend Income ETF

TICKER: DIVY (Listed on the New York Stock Exchange LLC)

This annual shareholder report contains important information about the Sound Equity Dividend Income ETF (the "Fund") for the period December 1, 2024 to November 30, 2025. You can find additional information about the Fund at www.soundetfs.com/divy. You can also request this information by contacting us at (833) 916-9056 or by writing to Sound Equity Dividend Income ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Sound Equity Dividend Income ETF	$45	0.45%

Cumulative Performance

(Initial Investment of $10,000)

Sound Equity Dividend Income ETF - $15,917
S&P 500® Total Return Index - $19,731
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/30/2020
5/31/2021
11/30/2021
5/31/2022
11/30/2022
5/31/2023
11/30/2023
5/31/2024
11/30/2024
5/31/2025
11/30/2025

Annual Performance

Annualized Returns for the Periods Ended November 30, 2025	1 Year	Since Inception (12/30/2020)
Sound Equity Dividend Income ETF	0.02%	9.91%
S&P 500® Total Return Index	15.00%	14.82%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.soundetfs.com/divy for more recent performance information.

How did the Fund perform last year and what affected its performance?

DIVY has a unique investment strategy that does not have any direct peers or benchmarks. It is a high-dividend (minimum of 2X the S&P 500) yielding, value fund that only invests in qualified-dividend-paying stocks, which have tax advantages. This mandate excludes securities issued by REITs (real estate investment trusts), BDCs (business development companies), and MLPs (master limited partnerships). It also has a maximum sector weight limit of 25%. These features are materially different than the S&P 500 Total Return Index (the “Index”), which is often used as a benchmark for large-cap funds, as that Index not only holds roughly 5% in REITs, but it has over 33% in Technology names, and trades at nearly twice the PE multiple of DIVY, while paying out less than 1/3 of the Fund’s dividend yield.

Unfortunately, the expensive, low or no-yield, large-cap technology names that led the Index to new highs over the last two years don’t conform with DIVY’s mandate, so it could not hold these stocks. Similarly, the Russell 1000 Dividend Index holds a decent weight in REITs, as well as a surprisingly large number of very expensive names, like Amazon, Meta, and Walmart, that also don’t fit DIVY’s mandate, so it too has a materially different make-up than DIVY, even though most of DIVY’s holdings fall within that benchmark.

In fiscal 2025 (12/1/2024 – 11/30/2025), DIVY returned 0.02%, with the price dropping 4.46%. In addition to not holding the best stocks in the market over this time, due to its mandate, this low performance was greatly impacted by having relatively high exposure to companies whose economic models were upended by President Trump’s Liberation Day actions, which forced dividend cuts and significant reductions in their forward outlooks and stock prices. Also, the Fund held consumer stocks, which declined as a result of people pulling back on name-brand packaged foods to save money, due to the effects of high inflation. Further, the performance was hurt by investors selling off value names to buy high-momentum growth stocks to chase hot performers.

There were also a handful of company-specific problems that hurt performance during this time, such as UPS losing the Amazon account, Edison International being engulfed in the LA fires, and Pfizer having two phase 3 drugs fail to meet their end-points, to name but a few.

Positioning of the Fund

During the fiscal year ended November 30, 2025, the Fund’s holdings were adjusted, contributing to improved performance. We shifted out of several stocks that were impaired by tariffs and adopted a stricter discipline regarding positions facing challenges. Concurrently, the intense investor focus on artificial intelligence-related names cooled during the period, driven in part by lower interest rates and accelerating economic activity outside of the Technology and Telecom sectors. Additionally, as the Federal Reserve reduced short-term interest rates, the relative attractiveness of high-dividend-paying stocks reasserted itself. This marked a reversal of the trend observed during the rate-hiking cycle of 2022–2024 (when cash equivalents and bonds offered higher yields with lower risk), as demand for dividend payers grew throughout the reporting period.

Sound Equity Dividend Income ETF Tailored Shareholder Report

Key Fund Statistics

(as of November 30, 2025)

Fund Size (Thousands)	$28,077
Number of Holdings	33
Total Advisory Fee Paid	$135,688
Annual Portfolio Turnover	26%

What did the Fund invest in?

(as of November 30, 2025)

Sector Breakdown

(% of total net assets)

Oil & Gas
15.5%
Banking
14.8%
Materials
11.0%
Health Care
10.0%
Consumer Staple Products
8.0%
Utilities
7.0%
Insurance
5.7%
Consumer Discretionary Products
5.0%
Media
4.9%
Tech Hardware & Semiconductors
3.6%
Industrial Services
3.5%
Telecommunications
3.4%
Software & Tech Services
3.1%
Financial Services
2.6%
Consumer Discretionary Services
1.4%
Cash & Other
0.5%

Top Ten Holdings	(% of total net assets)
Citigroup, Inc.	5.5
Enbridge, Inc.	5.1
Omnicom Group, Inc.	4.9
GSK PLC, ADR	4.1
Eversource Energy	3.9
Citizens Financial Group, Inc.	3.7
Greif, Inc. - Class B	3.6
Cisco Systems, Inc.	3.6
United Parcel Service, Inc. - Class B	3.5
Perrigo Co. PLC	3.5

This is a summary of certain changes to the Fund. For more complete information, you may review the Fund's prospectus.

How Has the Fund Changed?

Effective August 1, 2025, U.S. Bancorp Fund Services, LLC, doing business as Global Fund Services, no longer serves as the Sub-Administrator for each series of Tidal Trust I, including the Fund.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.soundetfs.com/divy.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

 Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there are at least two audit committee financial expert serving on its audit committee. Mr. Dusko Culafic and Mr. Eduardo Mendoza are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Sound Enhanced Fixed Income ETF

	FYE 11/30/2025	FYE 11/30/2024
( a ) Audit Fees	$13,500	$13,125
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$2,750	$2,625
( d ) All Other Fees	N/A	N/A

Sound Equity Dividend Income ETF

	FYE 11/30/2025	FYE 11/30/2024
( a ) Audit Fees	$13,500	$13,125
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$2,750	$2,625
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2025	FYE 11/30/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2025	FYE 11/30/2024
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements

November 30, 2025

Tidal Trust I

▪	Sound Enhanced Fixed Income ETF	| FXED | New York Stock Exchange LLC
▪	Sound Equity Dividend Income ETF	| DIVY | New York Stock Exchange LLC

Sound Income ETFs

Sound Enhanced Fixed Income ETF

Schedule of Investments

November 30, 2025

CLOSED-END FUNDS - 3.1%	Shares	Value
Financial Services - 3.1%
AllianceBernstein Global High Income Fund, Inc.	121,490	$1,314,522
WhiteHorse Finance, Inc.(a)	10,539	76,618
		1,391,140

TOTAL CLOSED-END FUNDS (Cost $1,468,660)		1,391,140

COMMON STOCKS - 27.9%	Shares	Value
Financial Services - 17.4%
Ares Capital Corp.(a)	71,393	1,472,124
Blackstone Secured Lending Fund	15,720	433,715
Blue Owl Capital Corp.	31,420	413,801
Golub Capital BDC, Inc.(a)	85,785	1,208,711
Hercules Capital, Inc.(a)	83,114	1,496,052
PennantPark Floating Rate Capital Ltd.	113,783	1,043,390
Runway Growth Finance Corp.	49,896	458,544
Sixth Street Specialty Lending, Inc.(a)	57,307	1,250,439
		7,776,776

Real Estate - 10.5%
Alpine Income Property Trust, Inc. - REIT	25,799	447,355
Digital Realty Trust, Inc. - REIT	846	135,461
Gaming and Leisure Properties, Inc. - REIT	3,094	134,682
National Health Investors, Inc. - REIT	3,212	255,290
National Storage Affiliates Trust - REIT	6,131	180,558
NNN REIT, Inc. - REIT	7,513	310,662
Omega Healthcare Investors, Inc. - REIT(a)	12,839	589,567
Plymouth Industrial REIT, Inc. - REIT	13,177	289,103
Realty Income Corp. - REIT(a)	8,976	517,107
Sabra Health Care REIT, Inc. - REIT	8,766	171,025
Simon Property Group, Inc. - REIT	5,613	1,045,814
VICI Properties, Inc. - REIT	20,651	595,162
		4,671,786

TOTAL COMMON STOCKS (Cost $12,501,614)		12,448,562

		Maturity	Principal
CORPORATE BONDS - 28.4%	Coupon	Date	Amount	Value
Auto Parts Manufacturing - 5.9%
American Axle & Manufacturing, Inc. (Callable 12/08/2025)	5.00%	10/01/2029	$870,000	834,598
Dana, Inc. (Callable 05/01/2026)	4.25%	09/01/2030	718,000	707,819
Goodyear Tire & Rubber Co. (Callable 04/15/2029)(a)	5.00%	07/15/2029	1,099,000	1,068,553
				2,610,970

The accompanying notes are an integral part of these financial statements.

Chemicals - 3.4%
Celanese US Holdings LLC (Callable 04/15/2032)	6.63%	07/15/2032	168,000	171,526
Chemours Co. (Callable 02/15/2027)	5.38%	05/15/2027	530,000	530,363
Huntsman International LLC (Callable 02/01/2029)	4.50%	05/01/2029	548,000	524,555
Huntsman International LLC (Callable 07/15/2034)	5.70%	10/15/2034	300,000	269,560
				1,496,004

Consumer Finance - 1.8%
Radian Group, Inc. (Callable 09/15/2026)	4.88%	03/15/2027	786,000	788,575

Exploration & Production - 5.2%
Apache Corp. (Callable 03/01/2040)	5.10%	09/01/2040	959,000	847,654
Expand Energy Corp. (Callable 02/01/2027)	4.75%	02/01/2032	602,000	595,557
Murphy Oil Corp. (Callable 10/01/2027)(a)	6.00%	10/01/2032	324,000	321,488
Murphy Oil Corp. (Callable 12/13/2025)(a)	5.88%	12/01/2027	560,000	560,668
				2,325,367

Hardware - 1.8%
Dell, Inc.(b)	6.50%	04/15/2038	752,000	820,785

Industrial Other - 2.0%
United Rentals North America, Inc. (Callable 12/08/2025)	4.88%	01/15/2028	880,000	880,714

Pipeline - 2.1%
Targa Resources Partners LP / Targa Resources
Partners Finance Corp. (Callable 12/28/2025)	5.00%	01/15/2028	959,000	959,182

Refining & Marketing - 1.9%
HF Sinclair Corp. (Callable 10/15/2034)	6.25%	01/15/2035	262,000	276,088
PBF Holding Co LLC / PBF Finance Corp. (Callable 12/28/2025)	6.00%	02/15/2028	575,000	569,197
				845,285

Travel & Lodging - 2.1%
Hilton Domestic Operating Co., Inc. (Callable 12/08/2025)(a)	4.88%	01/15/2030	952,000	954,780

Utilities - 2.2%
National Fuel Gas Co. (Callable 06/01/2028)	4.75%	09/01/2028	959,000	969,199

TOTAL CORPORATE BONDS (Cost $12,537,834)				12,650,861

EXCHANGE TRADED FUNDS - 10.1%			Shares	Value
Invesco Emerging Markets Sovereign Debt ETF			46,421	1,013,835
iShares 0-5 Year High Yield Corporate Bond ETF(a)			31,402	1,352,798
iShares J.P. Morgan EM High Yield Bond ETF(a)			30,730	1,240,263
VanEck Emerging Markets High Yield Bond ETF(a)			46,027	911,795
				4,518,691

TOTAL EXCHANGE TRADED FUNDS (Cost $4,628,268)				4,518,691

The accompanying notes are an integral part of these financial statements.

PREFERRED STOCKS - 28.2%	Shares	Value
Banks - 6.0%
Associated Banc-Corp. Series F, 5.63%, Perpetual (Callable 03/15/2026)	41,395	869,295
Truist Financial Corp. Series O, 5.25%, Perpetual (Callable 03/01/2026)	42,836	927,399
Wells Fargo & Co. Series AA, 4.70%, Perpetual (Callable 03/15/2026)	45,603	865,089
		2,661,783

Consumer Finance - 1.9%
Capital One Financial Corp. Series J, 4.80%, Perpetual (Callable 03/01/2026)	45,891	835,216

Diversified Banks - 4.5%
Bank of America Corp. Series KK, 5.38%, Perpetual (Callable 12/28/2025)	43,586	978,070
JPMorgan Chase & Co. Series EE, 6.00%, Perpetual (Callable 03/01/2026)	41,779	1,054,084
		2,032,154

Financial Services - 3.8%
Morgan Stanley Series O, 4.25%, Perpetual (Callable 01/15/2027)(a)	43,473	765,559
Morgan Stanley Series L, 4.88%, Perpetual (Callable 01/15/2026)	44,835	933,465
		1,699,024

Life Insurance - 3.9%
AEGON Funding Co. LLC, 5.10%, 12/15/2049 (Callable 03/15/2026)	43,874	870,460
MetLife, Inc. Series F, 4.75%, Perpetual (Callable 03/15/2026)	43,682	862,283
		1,732,743

Property & Casualty Insurance - 2.0%
Allstate Corp. Series H, 5.10%, Perpetual (Callable 01/15/2026)	42,643	904,032

Utilities - 4.2%
CMS Energy Corp., 5.88%, 03/01/2079 (Callable 12/08/2025)	42,548	992,220
Southern Co. Series 2020, 4.95%, 01/30/2080 (Callable 12/29/2025)	43,395	873,541
		1,865,761

Wireless Telecommunications Services - 1.9%
AT&T, Inc. Series C, 4.75%, Perpetual (Callable 12/28/2025)	44,259	839,593

TOTAL PREFERRED STOCKS (Cost $14,496,529)		12,570,306

SHORT-TERM INVESTMENTS - 22.6%
Investments Purchased with Proceeds from Securities Lending - 21.0%	Shares	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.06%	9,353,128	9,353,128

The accompanying notes are an integral part of these financial statements.

Money Market Funds - 1.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.92%(c)	727,707	727,707

TOTAL SHORT-TERM INVESTMENTS (Cost $10,080,835)		10,080,835

TOTAL INVESTMENTS - 120.3% (Cost $55,713,740)		$53,660,395
Liabilities in Excess of Other Assets - (20.3)%		(9,047,148)
TOTAL NET ASSETS - 100.0%		$44,613,247

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust

(a)	All or a portion of this security is on loan as of November 30, 2025. The total market value of these securities was $9,175,019 which represented 20.6% of net assets.

(b)	At maturity security. Interest is paid in full at the maturity date.

(c)	The rate shown represents the 7-day annualized effective yield as of November 30, 2025.

The accompanying notes are an integral part of these financial statements.

Sound Equity Dividend Income ETF

Schedule of Investments

November 30, 2025

COMMON STOCKS - 99.5%	Shares	Value
Banking - 14.8%
Citigroup, Inc.	14,835	$1,536,906
Citizens Financial Group, Inc.	19,006	1,028,224
M&T Bank Corp.	4,226	803,870
Provident Financial Services, Inc.	40,878	784,040
		4,153,040

Consumer Discretionary Products - 5.0%
Hasbro, Inc.	9,933	820,466
Scotts Miracle-Gro Co.	10,017	567,162
		1,387,628

Consumer Discretionary Services - 1.4%
Wendy’s Co.	47,832	404,181

Consumer Staple Products - 8.0%
Kraft Heinz Co.	21,869	557,878
PepsiCo, Inc.	4,706	699,971
Perrigo Co. PLC	72,903	973,255
		2,231,104

Financial Services - 2.6%
Franklin Resources, Inc.	32,468	733,452

Health Care - 10.0%
AbbVie, Inc.	3,400	774,180
GSK PLC, ADR	23,866	1,142,227
Pfizer, Inc.	34,363	884,503
		2,800,910

Industrial Services - 3.5%
United Parcel Service, Inc. - Class B	10,274	984,147

Insurance - 5.7%
Corebridge Financial, Inc.	22,674	680,673
Principal Financial Group, Inc.	10,651	903,418
		1,584,091

Materials - 11.0%
Amcor PLC	68,878	586,840
Greif, Inc. - Class B	14,328	1,019,867
LyondellBasell Industries NV - Class A	12,997	636,723
Sonoco Products Co.	20,133	849,009
		3,092,439

The accompanying notes are an integral part of these financial statements.

Media - 4.9%
Omnicom Group, Inc.	19,354	$1,386,163

Oil & Gas - 15.5%
Enbridge, Inc.	29,283	1,428,425
HF Sinclair Corp.	16,641	880,475
ONEOK, Inc.	9,890	720,190
TotalEnergies SE, ADR	11,899	781,764
Valero Energy Corp.	3,038	536,997
		4,347,851

Software & Tech Services - 3.1%
International Business Machines Corp.	2,838	875,750

Tech Hardware & Semiconductors - 3.6%
Cisco Systems, Inc.	13,098	1,007,760

Telecommunications - 3.4%
AT&T, Inc.	36,619	952,826

Utilities - 7.0%
Evergy, Inc.	11,146	865,487
Eversource Energy	16,503	1,108,672
		1,974,159

TOTAL COMMON STOCKS (Cost $25,818,087)		27,915,501

SHORT-TERM INVESTMENTS - 0.0%(a)
Money Market Funds - 0.0%(a)	Shares	Value
First American Government Obligations Fund - Class X, 3.92%(b)	8,567	8,567

TOTAL SHORT-TERM INVESTMENTS (Cost $8,567)		8,567

TOTAL INVESTMENTS - 99.5% (Cost $25,826,654)		$27,924,068
Other Assets in Excess of Liabilities - 0.5%		153,042
TOTAL NET ASSETS - 100.0%		$28,077,110

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Does not round to 0.1% or (0.1)%, as applicable.
(b)	The rate shown represents the 7-day annualized effective yield as of November 30, 2025.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

November 30, 2025

	Sound Enhanced Fixed Income ETF	Sound Equity Dividend Income ETF
ASSETS:
Investments, at value (cost $55,713,740 and $25,826,654) (Note 2)	$53,660,395	$27,924,068
Interest receivable	182,685	158
Dividends receivable	138,652	143,002
Security lending income receivable (Note 5)	2,543	–
Dividend tax reclaim receivable	–	20,475
Total assets	53,984,275	28,087,703

LIABILITIES:
Payable upon return of securities loan (value included in investments $9,175,019 and $-) (Note 5)	9,353,128	–
Payable to adviser (Note 4)	17,900	10,593
Total liabilities	9,371,028	10,593
NET ASSETS	$44,613,247	$28,077,110

NET ASSETS CONSISTS OF:
Paid-in capital	$47,399,516	$28,130,486
Total distributable earnings/(accumulated losses)	(2,786,269)	(53,376)
Total Net Assets	$44,613,247	$28,077,110

Net assets	$44,613,247	$28,077,110
Shares issued and outstanding(a)	2,450,000	1,075,000
Net asset value per share	$18.21	$26.12

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended November 30, 2025

	Sound Enhanced Fixed Income ETF	Sound Equity Dividend Income ETF

INVESTMENT INCOME:
Dividend income	$2,137,099	$1,411,617
Less: Dividend withholding taxes	–	(20,242)
Less: Issuance fees	–	(2,464)
Interest income	684,275	5,975
Securities lending income (Note 5)	25,875	–
Total investment income	2,847,249	1,394,886

EXPENSES:
Investment advisory fee (Note 4)	205,630	135,688
Interest expense (Note 9)	53	–
Total expenses	205,683	135,688
NET INVESTMENT INCOME (LOSS)	2,641,566	1,259,198

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(421,145)	(2,019,078)
In-kind redemptions	–	871,940
Net realized gain (loss)	(421,145)	(1,147,138)

Net change in unrealized appreciation (depreciation) on:

Investments	(960,147)	(178,373)
Foreign currency translations	–	6

Net change in unrealized appreciation (depreciation)	(960,147)	(178,367)
Net realized and unrealized gain (loss)	(1,381,292)	(1,325,505)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,260,274	$(66,307)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Sound Enhanced Fixed Income ETF		Sound Equity Dividend Income ETF
	Year Ended November 30,	Year Ended November 30,	Year Ended November 30,	Year Ended November 30,
	2025	2024	2025	2024
OPERATIONS:
Net investment income (loss)	$2,641,566	$2,290,891	$1,259,198	$1,116,124
Net realized gain (loss)	(421,145)	(273,469)	(1,147,138)	835,021
Net change in unrealized appreciation (depreciation)	(960,147)	2,187,119	(178,367)	2,180,430
Net increase (decrease) in net assets resulting from operations	1,260,274	4,204,541	(66,307)	4,131,575

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(2,780,293)	(2,027,000)	(1,389,160)	(1,116,640)
Total distributions to shareholders	(2,780,293)	(2,027,000)	(1,389,160)	(1,116,640)

CAPITAL TRANSACTIONS:
Subscriptions	4,117,833	9,765,175	3,204,695	3,890,345
Redemptions	–	–	(5,115,393)	(1,303,575)
ETF transaction fees (Note 10)	–	2,329	–	–
Net increase (decrease) in net assets from capital transactions	4,117,833	9,767,504	(1,910,698)	2,586,770

NET INCREASE (DECREASE) IN NET ASSETS	2,597,814	11,945,045	(3,366,165)	5,601,705

NET ASSETS:
Beginning of the period	42,015,433	30,070,388	31,443,275	25,841,570
End of the period	$44,613,247	$42,015,433	$28,077,110	$31,443,275

SHARES TRANSACTIONS
Subscriptions	225,000	525,000	125,000	150,000
Redemptions	–	–	(200,000)	(50,000)
Total increase (decrease) in shares outstanding	225,000	525,000	(75,000)	100,000

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout the periods presented

	Sound Enhanced Fixed Income ETF
	Year Ended November 30, 2025		Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Period Ended November 30, 2021(a)
PER SHARE DATA:

Net asset value, beginning of period	$18.88		$17.69	$17.49	$20.53	$20.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)(c)	1.15		1.17	1.11	0.98	0.85
Net realized and unrealized gain (loss)(d)	(0.60)		1.06	0.10	(3.02)	0.53
Total from investment operations	0.55		2.23	1.21	(2.04)	1.38

LESS DISTRIBUTIONS FROM:
Net investment income	(1.22)		(1.04)	(1.01)	(0.99)	(0.80)
Return of capital	–		–	–	(0.01)	(0.05)
Total distributions	(1.22)		(1.04)	(1.01)	(1.00)	(0.85)

ETF transaction fees per share	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)
Net asset value, end of period	$18.21		$18.88	$17.69	$17.49	$20.53

TOTAL RETURN (f)	3.06%		12.94%	7.21%	(10.10)%	6.94%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$44,613		$42,015	$30,070	$23,170	$13,347
Ratio of expenses to average net assets(g)(h)	0.49%		0.50%	0.49%	0.49%	0.49%
Ratio of tax expense to average net assets (h)	–%		0.01%	–%	–%	–%
Ratio of interest expense to average net assets(h)	0.00	%(e)	–%	–%	–%	–%
Ratio of operational expenses to average net assets excluding tax and interest expense (g)(h)	0.49%		0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets(g)(h)	6.29%		6.29%	6.40%	5.35%	4.46%
Portfolio turnover rate(f)(i)	8%		6%	1%	6%	6%

(a)	Inception date of the Fund was December 30, 2020.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(d)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(e)	Amount represents less than $0.005.

The accompanying notes are an integral part of these financial statements.

(f)	Not annualized for periods less than one year.
(g)	These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.
(h)	Annualized for periods less than one year.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout the periods presented

	Sound Equity Dividend Income ETF
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Period Ended November 30, 2021(a)
PER SHARE DATA:

Net asset value, beginning of period	$27.34	$24.61	$26.97	$24.30	$20.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	1.07	1.02	1.00	1.01	0.86
Net realized and unrealized gain (loss)(c)	(1.11)	2.73	(2.10)	2.55	4.15
Total from investment operations	(0.04)	3.75	(1.10)	3.56	5.01

LESS DISTRIBUTIONS FROM:
Net investment income	(1.18)	(1.02)	(1.12)	(0.89)	(0.71)
Net realized gains	–	–	(0.14)	–	–
Total distributions	(1.18)	(1.02)	(1.26)	(0.89)	(0.71)

Net asset value, end of period	$26.12	$27.34	$24.61	$26.97	$24.30

TOTAL RETURN (d)	0.02%	15.55%	(4.13)%	14.88%	25.05%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$28,077	$31,443	$25,842	$22,922	$12,150
Ratio of expenses to average net assets(e)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets(e)	4.18%	3.92%	3.93%	3.94%	3.78%
Portfolio turnover rate(d)(f)	26%	23%	17%	20%	16%

(a)	Inception date of the Fund was December 30, 2020.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

November 30, 2025

NOTE 1 - ORGANIZATION

The Sound Enhanced Fixed Income ETF and Sound Equity Dividend Income ETF (each, a “Fund,” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Tidal Trust I (formerly, Tidal ETF Trust) (the “Trust”). Each Fund commenced operations as a non-diversified Fund, however each Fund continuously operated as diversified for three years and effective December 30, 2023 is classified as diversified. The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds and Sound Income Strategies, LLC (the “Sub-Adviser”) serves as sub-adviser to the Funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.” The Funds commenced operations on December 30, 2020.

The investment objective of the Sound Enhanced Fixed Income ETF is to seek current income while providing the opportunity for capital appreciation. The primary investment objective of the Sound Equity Dividend Income ETF is to generate current income via a dividend yield that is a least two times that of the S&P 500® Index. The Sound Equity Dividend Income ETF also seeks to capture long-term capital appreciation as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Security Valuation - Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the Nasdaq Stock Market, LLC (the “NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on the NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Funds are open for business.

Investments in money market mutual funds are valued at each underlying fund’s published net asset value (“NAV”) per share as of the valuation time. Each underlying money market fund calculates NAV using the amortized cost method (which approximates fair value) as permitted by Rule 2a-7 under the 1940 Act.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on an exchange and are measured at fair value using the investment company’s NAV per share (or its equivalent) practical expedient as provided by the underlying fund’s administrator.

Notes to Financial Statements

November 30, 2025

Debt securities are valued by using an evaluated mean of the bid and ask prices provided by independent pricing agents. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2025:

Notes to Financial Statements

November 30, 2025

Sound Enhanced Fixed Income ETF

	Level 1	Level 2	Level 3	Total
Investments:
Closed-End Funds	$1,391,140	$–	$–	$1,391,140
Common Stocks	12,448,562	–	–	12,448,562
Corporate Bonds	–	12,650,861	–	12,650,861
Exchange Traded Funds	4,518,691	–	–	4,518,691
Preferred Stocks	12,570,306	–	–	12,570,306
Investments Purchased with Proceeds
from Securities Lending(a)	–	–	–	9,353,128
Money Market Funds	727,707	–	–	727,707
Total Investments	$31,656,406	$12,650,861	$–	$53,660,395

Sound Equity Dividend Income ETF

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$27,915,501	$–	$–	$27,915,501
Money Market Funds	8,567	–	–	8,567
Total Investments	$27,924,068	$–	$–	$27,924,068

(a)	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $9,353,128 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Refer to the Schedules of Investments for further disaggregation of investment categories.

Federal Income Taxes - Each Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Funds intend to declare as dividends in each calendar year, at least 98% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, each Fund is subject to a 4% excise tax that is imposed if a Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Funds’ fiscal year). The Funds generally intend to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Funds may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment

Notes to Financial Statements

November 30, 2025

by the Funds and are available to supplement future distributions. Tax expense is disclosed in the Statements of Operations, if applicable.

As of November 30, 2025, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.

Securities Transactions and Investment Income - Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders - Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation - The NAV per Share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for each Fund, rounded to the nearest cent. Fund Shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Illiquid Securities - Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by a Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

Notes to Financial Statements

November 30, 2025

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. These differences are primarily due to redemption in-kind adjustments. For the year ended November 30, 2025, the following adjustments were made:

Fund	Paid-In Capital	Total distributable earnings/(accumulated losses)
Sound Enhanced Fixed Income ETF	$0	$0
Sound Equity Dividend Income ETF	852,324	(852,324)

NOTE 3 - PRINCIPAL INVESTMENT RISKS

BDC Risk (Sound Enhanced Fixed Income ETF Only). BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below-investment-grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that the Fund may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV.

Credit Risk (Sound Enhanced Fixed Income ETF Only). Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

Depositary Receipt Risk (Sound Equity Dividend Income ETF Only). Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Equity Market Risk. The equity securities held in each Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers.

ETF Risks.

Notes to Financial Statements

November 30, 2025

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Funds may trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, the Funds are likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

●	Trading. Although Shares are listed on a national securities exchange, such as the New York Stock Exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for each Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid-ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Financial Services Sector Risk (Sound Enhanced Fixed Income ETF Only). The Fund has emphasized its investments in the financial services sector. Companies in the financial services sector are often subject to risks tied to the global financial markets, which have experienced very difficult conditions and volatility as well as significant adverse trends. Companies in the financial services sector may also be negatively impacted by disruptions in the banking industry. The conditions in these markets have resulted in a decrease in availability of corporate credit,

Notes to Financial Statements

November 30, 2025

capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions.

Fixed Income Risk (Sound Enhanced Fixed Income ETF Only). The prices of fixed-income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. These changes could cause the Fund’s NAV to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security.

Foreign Securities Risk. Investments in securities or other instruments of non- U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Funds will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Investing in emerging markets can have more risk than investing in developed foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

General Market Risk. Securities markets and individual securities may increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market, economic, or political news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Funds invest. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility”, and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Funds invest may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

High-Yield Securities Risk (Sound Enhanced Fixed Income ETF Only). Securities rated below-investment-grade are often referred to as high-yield securities or “junk bonds.” Investments in lower-rated corporate-debt securities typically entail greater price volatility and principal and income risk. High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund investing in such securities may incur additional expenses to obtain recovery.

Illiquid Investments Risk (Sound Enhanced Fixed Income ETF Only). The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

Notes to Financial Statements

November 30, 2025

Interest Rate Risk (Sound Enhanced Fixed Income ETF Only). Generally, the value of fixed-income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed-income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed-income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

Management Risk. The Funds are actively-managed and may not meet their investment objectives based on the Sub-Adviser’s success or failure to implement investment strategies for the Funds.

Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing (Sound Enhanced Fixed Income ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Other Investment Companies Risk. By investing in another investment company, the Funds become a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Funds may suffer losses due to the investment practices of the underlying funds as the Funds will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. The Funds will incur higher and duplicative expenses when they invest in ETFs and other investment companies. ETFs may be less liquid than other investments, and thus their share values may be more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Preferred Stocks Risk (Sound Enhanced Fixed Income ETF Only). Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and,

Notes to Financial Statements

November 30, 2025

in certain situations, may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

REIT Risk (Sound Enhanced Fixed Income ETF Only). A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Sovereign Debt Risk (Sound Enhanced Fixed Income ETF Only). The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign-debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

U.S. Government Obligations Risk (Sound Enhanced Fixed Income ETF Only). Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

Value Investing Risk (Sound Equity Dividend Income ETF Only). The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of each Fund as follows:

Notes to Financial Statements

November 30, 2025

Fund	Investment Advisory Fee
Sound Enhanced Fixed Income ETF	0.49%
Sound Equity Dividend Income ETF	0.45%

Out of the Investment Advisory Fees, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”) and the Investment Advisory Fee payable to the Adviser. The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the year ended November 30, 2025 are disclosed in the Statements of Operations.

The Sub-Adviser serves as investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.02% of each Fund's average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume all or a portion of the Adviser’s obligation to pay all expenses incurred by the Funds, except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligation for a portion of each Fund’s expenses, the Adviser has agreed to pay to the Sub-Adviser the profits, if any, generated by the Funds' Investment Advisory Fees, less a contractual fee retained by the Adviser. Expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds' administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds' fund accountant and transfer agent. In those capacities, Fund Services performs various accounting and transfer agency services for the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds' custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Funds. Prior to August 1, 2025, Fund Services also served as the Funds' sub-administrator.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds' principal underwriter in a continuous public offering of each Fund’s Shares.

Notes to Financial Statements

November 30, 2025

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 - SECURITIES LENDING

The Sound Enhanced Fixed Income ETF may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Fund. The Fund receives compensation in the form of net fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of November 30, 2025, market value of the securities on loan and payable on collateral received for securities lending were as follows:

Sound Enhanced Fixed Income ETF

Percentage of
Market Value of		Net Assets of
Securities on	Payable on Collateral	Securities on
Loan	Received	Loan
$9,175,019	$9,353,128	20.6%

The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC, of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Fund bears the risk of loss associated with the investment of cash collateral received.

During the year ended November 30, 2025, the Fund loaned securities that were collateralized by cash. The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as listed in the Fund’s Schedule of Investments. Securities lending income is disclosed in the Fund's Statements of Operations.

The Fund is not subject to a master netting agreement with respect to the Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The Sound Equity Dividend Income ETF does not engage in securities lending.

NOTE 6 - SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), each Fund has evaluated their business activities and determined that they each operate as a single reportable segment.

Notes to Financial Statements

November 30, 2025

Each Fund's investment activities are managed by the Principal Financial Officer, which serves as the Chief Operating Decision Maker ("CODM"). The Principal Financial Officer is responsible for assessing each Fund’s financial performance and allocating resources. In making these assessments, the Principal Financial Officer evaluates each Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Funds do not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting period.

The Funds primarily generate income through dividends, interest, and realized/unrealized gains on their investment portfolios. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Funds do not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2025, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$3,673,580	$4,189,373
Sound Equity Dividend Income ETF	8,497,281	8,592,227

For the year ended November 30, 2025, there were no purchases or sales of long-term U.S. government securities.

For the year ended November 30, 2025, in-kind transactions associated with creations and redemptions for the Funds were:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$4,048,078	$—
Sound Equity Dividend Income ETF	3,179,100	5,071,714

NOTE 8 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2025 were as follows:

	Sound Enhanced Fixed		Sound Equity Dividend
Distributions paid from:	Income ETF		Income ETF
	November 30,	November 30,	November 30,	November 30,
	2025	2024	2025	2024
Ordinary Income	$2,780,293	$2,027,000	$1,389,160	$1,116,640

As of the fiscal year ended November 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Notes to Financial Statements

November 30, 2025

	Sound	Sound
	Enhanced	Equity
	Fixed	Dividend
	Income	Income
	ETF	ETF
Cost of investments(a)	$55,730,160	$25,878,086
Gross tax unrealized appreciation	1,314,905	5,054,302
Gross tax unrealized depreciation	(3,384,670)	(3,008,393)
Net tax unrealized appreciation (depreciation)	(2,069,765)	2,045,909
Undistributed ordinary income (loss)	301,750	–
Undistributed long-term capital gain (loss)	–	–
Total distributable earnings	301,750	–
Other accumulated gain (loss)	(1,018,254)	(2,099,285)
Total distributable earnings/(accumulated losses)	$(2,786,269)	$(53,376)

(a)	The difference between book and tax-basis unrealized appreciation is primarily due to wash sales.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of each Fund’s next taxable year. As of the fiscal year ended November 30, 2025, the Funds had not elected to defer any post-October or late-year losses.

As of the fiscal year ended November 30, 2025, the Sound Enhanced Fixed Income ETF and the Sound Equity Dividend Income ETF had short-term and long-term capital loss carryovers of $130,058 and $888,196, and $402,077 and $1,697,208, respectively, which do not expire.

NOTE 9 - CREDIT FACILITY

U.S. Bank N.A. has made available to the Sound Enhanced Fixed Income ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2025, were as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	68,000
Average daily loan outstanding	64,250
Credit facility outstanding as of November 30, 2025	–
Average interest rate, when in use	7.50%
Interest rate terms	Prime
Interest rate as of November 30, 2025	7.00%
Expiration Date	June 24, 2026

Interest expense incurred for the year ended November 30, 2025 is disclosed in the Statements of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust.

Notes to Financial Statements

November 30, 2025

The maximum available credit is disclosed at the Trust level. The Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of the Fund’s total assets.

NOTE 10 - SHARES TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the Shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV, generally in large blocks of Shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of Shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee is $500 for the Sound Enhanced Fixed Income ETF and $300 for the Sound Equity Dividend Income ETF, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 5% for the Sound Enhanced Fixed Income ETF and up to a maximum of 2% and for the Sound Equity Dividend Income ETF of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Funds have equal rights and privileges.

NOTE 11 - RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 12 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and

Notes to Financial Statements

November 30, 2025

income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. Management is currently evaluating the implications of these changes on the financial statements.

NOTE 13 - SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be recognized or disclosed in the Funds' financial statements.

Report of Independent
Registered Public Accounting Firm	Sound Income ETFs

To the Shareholders of

Sound Enhanced Fixed Income ETF and

Sound Equity Dividend Income ETF and

The Board of Trustees of

Tidal Trust I

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sound Enhanced Fixed Income ETF and Sound Equity Dividend Income ETF (collectively the “Funds”), each a series of Tidal Trust I (the “Trust”), including the schedules of investments, as of November 30, 2025 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the four years then ended and for the period December 30, 2020 (commencement of operations) to November 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2025, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2026

Other Non-Audited Information	Sound Income ETFs

November 30, 2025

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended November 30, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Sound Enhanced Fixed Income ETF	28.09%
Sound Equity Dividend Income ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2025, was as follows:

Sound Enhanced Fixed Income ETF	27.04%
Sound Equity Dividend Income ETF	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended November 30, 2025, was as follows:

Sound Enhanced Fixed Income ETF	0.00%
Sound Equity Dividend Income ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.”

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Funds’ accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Contracts.

The Board of Trustees (the “Board” or the “Trustees”) of Tidal Trust I (the “Trust”) met at a meeting held on September 17, 2025 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Sound Enhanced Fixed Income ETF (the “FXED ETF”) and the Sound Equity Dividend Income ETF (the “DIVY ETF”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and Tidal Investments LLC, the Funds’ investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the unitary advisory fees for the Funds, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds, including trade execution and recommendations with respect to the hiring, termination or replacement of sub-advisers to the Funds. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who each serve as a portfolio manager to the Funds, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by each of the Funds.

The Board also considered other services provided to the Funds, such as monitoring adherence to each Fund’s investment strategy and restrictions, oversight of Sound Income Strategies, LLC (“Sound Income” or the “Sub-Adviser”), the Funds’ sub-adviser, and other service providers to the Funds, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which each Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Adviser is responsible for trade execution and the Sub-Adviser is responsible for portfolio investment decisions for each Fund, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Funds and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory.

2.	Investment Performance of the Funds and the Adviser. The Board considered the investment performance of the Funds and the Adviser. The Board also considered each Fund’s performance (at net asset value) against its respective benchmark index and peer group. The Board also considered that because the portfolio investment decision-making for each Fund is performed by the Sub-Adviser, each Fund’s performance is not the direct result of investment decisions made by the Adviser.

The Board considered the performance of the FXED ETF on an absolute basis and in comparison to its benchmark index (the Bloomberg U.S. Universal Bond Index). The Board also considered comparative information provided by the Adviser, in partnership with AltaVista Research, LLC, a third-party ETF research firm, comparing the Fund to a peer group of ETFs within the Fund’s designated Morningstar category (a peer group of U.S. multisector bond funds) (the “FXED Peer Group”). The Board noted that the FXED ETF underperformed the Bloomberg U.S. Universal Bond Index over the year-to-date and one-year periods ended June 30, 2025, but outperformed the Bloomberg U.S. Universal Bond Index over the three-year and since inception periods ended June 30, 2025. The Board also considered that the Fund underperformed the FXED Peer Group median and average over the one-year period ended July 31, 2025, but outperformed the FXED Peer Group median and average over the three-year period ended July 31, 2025. The Board also noted that the Fund ranked 21 out of 32 funds in the FXED Peer Group over the one-year period ended July 31, 2025, and that the Fund ranked sixth out of 17 funds in the FXED Peer Group over the three-year period ended July 31, 2025.

The Board considered the performance of the DIVY ETF on an absolute basis and in comparison to its benchmark index (the S&P 500 Total Return Index). The Board also considered comparative information provided by the Adviser, in partnership with AltaVista Research, LLC, comparing the Fund to a peer group of ETFs within the Fund’s designated Morningstar category (a peer group of U.S. mid-cap value funds) (the “DIVY Peer Group”). The Board noted that the Fund’s performance trailed the S&P 500 Total Return Index for the year-to-date, one-year, three-year and since inception periods ended June 30, 2025. The Board considered that the Fund underperformed the DIVY Peer Group median and average over the one-year and three-year periods ended July 31, 2025. The Board also noted that the Fund ranked 47 out of 62 funds in the DIVY Peer Group over the one-year period ended July 31, 2025, and that the Fund ranked 45 out of 48 funds in the DIVY Peer Group over the three-year period ended July 31, 2025.

After considering all of the information, the Board concluded that the performance of each Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fees, including a review of comparative expenses, expense components and peer group selection for each Fund. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that each Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to each Fund’s Rule 12b-1 Plan. The Board noted that the Adviser continues to be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources, subject to the Sub-Adviser’s contractual agreement to assume such obligation in exchange for the profits, if any, generated by each Fund’s unitary fee. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement.

The Board considered that the FXED ETF’s advisory fee of 0.49% was below the FXED Peer Group average of 0.584%, and the Fund’s expense ratio of 0.49% was below the FXED Peer Group average of 0.611%.

The Board considered that the DIVY ETF’s advisory fee of 0.45% was below the DIVY Peer Group average of 0.453%, and the Fund’s expense ratio of 0.45% was below the DIVY Peer Group average of 0.495%.

The Board concluded that each Fund’s expense ratio and advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s strategies. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates and the profits realized by the Adviser from its relationship with each Fund, and the profitability of each Fund’s unitary fee on an aggregate basis. The Board concluded that the fees had not been, and currently were not, excessive, and that while each Fund was not yet profitable to the Adviser, the Adviser had adequate financial resources to support its services to each Fund from the revenues of its overall investment advisory business.

4.	Extent of Economies of Scale as each Fund Grows. The Board compared each Fund’s expenses relative to its peer groups and discussed realized and potential economies of scale. The Board considered the potential economies of scale that each Fund might realize under the structure of the advisory fees. The Board noted the advisory fees did not contain any breakpoint reductions as each Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.	Benefits Derived from the Relationship with the Funds. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Funds. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Funds.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fees are reasonable in light of the services that the Adviser provides to each of the Funds; and (c) the approval of renewal of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

At the meeting held on September 17, 2025, the Board also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Funds, entered into between the Adviser and Sound Income. Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, the Sub-Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, biographical information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Sub-Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of Sound Income’s overall services provided to the Funds as well as its specific responsibilities in aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of Eric Lutton, who serves as a portfolio manager for the FXED ETF, and Eric Beyrich, who serves as a portfolio manager for the DIVY ETF, as well as the responsibilities of other key personnel of Sound Income involved in the day-to-day activities of the Funds. The Board reviewed the due diligence information provided by Sound Income, including information regarding Sound Income’s compliance program, its compliance personnel and compliance record, as well as Sound Income’s cybersecurity program and business continuity plan. The Board noted that Sound Income manages other separately-managed accounts that utilize a strategy similar to that employed by each Fund.

The Board also considered other services provided to the Funds, such as monitoring adherence to each Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which each Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board noted that the Sound Income is responsible for selecting each Fund’s investments, subject to the supervision of the Adviser.

The Board concluded that Sound Income had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and managing each Fund and that the nature, overall quality and extent of the management services provided to each Fund, as well as the Sound Income’s compliance program, were satisfactory.

2.	Investment Performance of the Funds and the Sub-Adviser. The Board considered the investment performance of each Fund and Sound Income. The Board noted each Fund’s performance (at net asset value) against its respective benchmark index and respective peer group. The Board noted that Sound Income is responsible for selecting investments for each Fund.

The Board considered the performance of the FXED ETF on an absolute basis, in comparison to its benchmark index (the Bloomberg U.S. Universal Bond Index) and in comparison to the FXED Peer Group. The Board noted that the FXED ETF underperformed the Bloomberg U.S. Universal Bond Index over the year-to-date and one-year periods ended June 30, 2025, but outperformed the Bloomberg U.S. Universal Bond Index over the three-year and since inception periods ended June 30, 2025. The Board also considered that the Fund underperformed the FXED Peer Group median and average over the one-year period ended July 31, 2025, but outperformed the FXED Peer Group median and average over the three-year period ended July 31, 2025. The Board also noted that the Fund ranked 21 out of 32 funds in the FXED Peer Group over the one-year period ended July 31, 2025, and that the Fund ranked sixth out of 17 funds in the FXED Peer Group over the three-year period ended July 31, 2025.

The Board considered the performance of the DIVY ETF on an absolute basis, in comparison to its benchmark index (the S&P 500 Total Return Index) and in comparison to the DIVY Peer Group. The Board noted that the Fund’s performance trailed the S&P 500 Total Return Index for the year-to-date, one-year, three-year and since inception periods ended June 30, 2025. The Board considered that the Fund underperformed the DIVY Peer Group median and average over the one-year and three-year periods ended July 31, 2025. The Board also noted that the Fund ranked 47 out of 62 funds in the DIVY Peer Group over the one-year period ended July 31, 2025, and that the Fund ranked 45 out of 48 funds in the DIVY Peer Group over the three-year period ended July 31, 2025.

After considering all of the information, the Board concluded that the performance of each Fund was satisfactory under current market conditions and that Sound Income has the necessary expertise and resources in providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that each Fund and its shareholders were likely to benefit from Sound Income’s continued management.

3.	Cost of Services Provided and Profits Realized by the Sub-Adviser. The Board considered the structure of the sub-advisory fees paid by the Adviser to Sound Income under the Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the services performed by Sound Income. Since the sub-advisory fees are paid by the Adviser, the overall advisory fees paid by each Fund are not directly affected by the sub-advisory fees paid to Sound Income. Consequently, the Board did not consider the cost of services provided by Sound Income or profitability from its relationship with each Fund to be material factors for consideration given that Sound Income is not affiliated with the Adviser and, therefore, the sub-advisory fees paid to Sound Income were negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fees paid to Sound Income by the Adviser reflected appropriate allocations of the advisory fees and were reasonable in light of the services provided by Sound Income.
4.	Extent of Economies of Scale as the Funds Grow. Since the sub-advisory fees payable to Sound Income are not paid by each Fund, the Board did not consider whether the sub-advisory fees should reflect any realized or potential economies of scale that might be realized as a Fund’s assets increase.
5.	Benefits Derived from the Relationship with the Funds. The Board considered the direct and indirect benefits that could be received by Sound Income from its association with the Funds. The Board concluded that the benefits Sound Income may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Funds.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Sub- Advisory Agreement are fair and reasonable; (b) the sub-advisory fees are reasonable in light of the services that Sound Income provides to each Fund; and (c) the approval of the renewal of the Sub-Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust I

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 6, 2026

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	February 6, 2026

* Print the name and title of each signing officer under his or her signature.